UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2008

FASTENAL COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	1-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (507) 454-5374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fastenal Company (Fastenal) previously reported that Robert A. Hansen, a director of Fastenal, informed us on October 10, 2008 that he plans to retire from the Fastenal Board of Directors (Board) effective as of the end of the next Annual Meeting of Shareholders to be held in April 2009.

This amendment corrects an error in the date of Mr. Hansen’s resignation. Mr. Hansen’s retirement from Fastenal’s Board was effective as of January 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FASTENAL COMPANY
Date: January 23, 2009
/s/ Daniel L. Florness
Daniel L. Florness
Chief Financial Officer

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